EXHIBIT 10.26


AMENDMENT NO. 6 TO CREDIT AGREEMENT


         THIS AMENDMENT NO. 6 TO CREDIT AGREEMENT (the "Amendment") is dated as of October 5, 2001, and is made by and among RENT-WAY, INC., a Pennsylvania corporation, for itself and as successor by merger to Rentavision, Inc., a New York corporation (the "Borrower"), RENT-WAY OF TTIG, L.P., an Indiana limited partnership (the "Co-Borrower"), each of the GUARANTORS, each of the LENDERS (as defined in the Credit Agreement defined below), NATIONAL CITY BANK OF PENNSYLVANIA in its capacity as administrative agent for the Lenders under the Credit Agreement (hereinafter referred to in such capacity as the "Administrative Agent"), BANK OF AMERICA, N.A., in its capacity as documentation agent for the Lenders, and HARRIS TRUST AND SAVINGS BANK, in its capacity as syndication agent.

                              W I T N E S S E T H:

                  WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of September 23, 1999, as amended by Amendment No. 1 thereto dated as of November 17, 1999, Amendment No. 2 thereto dated as of December 6, 1999, Amendment No. 3 thereto dated as of December 7, 1999 and Amendment No. 4 dated as of June 28, 2000, and Amendment No. 5 dated as of November 16, 2000 (collectively, the "Credit Agreement"), pursuant to which the Lenders provided to the Borrower and the Co-Borrower a revolving credit facility in the maximum principal amount of $114,444,444.46, Term Loans A in the principal amount of $143,055,555.54 and Term Loans B in the principal amount of $177,500,000.00;

                  WHEREAS, the Borrower, the Co-Borrower, the Banks and the Administrative Agent desire to amend and restate the Credit Agreement as hereinafter provided.

                  NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

                  1.  Definitions.
                      -----------

                  Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

                  2. Amendment and Restatement of Credit Agreement and Related Matters.
                      ---------------------------------------------

                     (a) Articles I through XI. The parties hereto do hereby consent to the amendment and restatement of the recitals and Articles I through XI to the Credit Agreement as set forth on Exhibit 1 hereto and the Schedules to the Credit Agreement are hereby replaced by the Schedules set forth in Exhibit 1.

                     (b) Exhibits. Each of the exhibits listed below is hereby amended and restated to read as set forth on the exhibit attached hereto:

                  EXHIBIT 1.1(S)(1)                  SECURITY AGREEMENT
                  EXHIBIT 8.3.4                QUARTERLY COMPLIANCE CERTIFICATE

The following new Exhibit is hereby added to the Credit Agreement in the form attached hereto as exhibits hereto bearing the name and numerical reference set forth below:

                  EXHIBIT 8.1.14                     WARRANT AGREEMENT

                  3.  Conditions of Effectiveness of Amendment
                      and Restatement of Credit Agreement and Related Matters.
                      -------------------------------------------------------

                  The effectiveness of the Amendment and Restatement of the Credit Agreement and the effectiveness of the other matters set forth in Section 2 hereof are expressly conditioned upon satisfaction of each of the following conditions precedent:

                     (a) Representations and Warranties; No Defaults. The representations and warranties of the Loan Parties contained in Article VI of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and the Loan Parties shall have performed and complied with all covenants and conditions under the Loan Documents and hereof; no Event of Default or Potential Default under the Credit Agreement and the other Loan Documents shall have occurred and be continuing or shall exist other than those specific Events of Default and Potential Defaults which were waived by the Lenders in accordance with the terms of Section 7.1.16 of the Credit Agreement, as set forth in this Amendment; and an Authorized Officer shall have delivered to the Administrative Agent for the benefit of each Lender a duly executed certificate dated the date hereof certifying as to the items in this Section 3(a).

                     (b) Organization, Authorization and Incumbency. There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate, dated as of the date hereof and signed by the Secretary or an Assistant Secretary of the Borrower, the Co-Borrower and each Guarantor, certifying as appropriate as to:

                         (i) all action taken by such party in  connection  with
this Amendment and the other Loan Documents;

                         (ii) the names of the officer or officers authorized to
sign this Amendment and the other documents executed and delivered in connection herewith and described in this Section 3 and the true signatures of such officer or officers and, specifying the Authorized Officers permitted to act on behalf of the applicable Loan Parties for purposes of the Loan Documents and the true signatures of such officers, on which the Administrative Agent and each Lender may conclusively rely; and

                         (iii) copies of its organizational documents, including
its certificate of incorporation and bylaws if it is a corporation, its certificate of partnership and partnership agreement if it is a partnership, and its certificate of organization and limited liability company operating agreement if it is a limited liability company, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower, the Co-Borrower and each Guarantor in each state where organized.

                     (c) Opinions of Counsel. There shall be delivered to the Administrative Agent for the benefit of each Lender a written opinion dated the date hereof of Hodgson Russ LLP and Ronald D. DeMoss, counsel and general counsel, respectively of the Loan Parties, such opinions to be in form and substance satisfactory to the Administrative Agent.

                     (d) Security Agreement. The Borrower, the Co-Borrower and the Guarantors shall have executed and delivered to the Administrative Agent for the benefit of the Lenders, the Security Agreement in form and substance satisfactory to the Administrative Agent, together with all appropriate UCC-1 financing statements necessary to perfect and continue the perfection of the Prior Security Interest of the Administrative Agent for the benefit of the Lenders in the UCC Collateral pledged thereby.

                     (e) UCC Financing Statements. The Loan Parties shall have delivered to the Administrative Agent appropriate UCC financing statements and such other documents requested in connection with the due diligence of the Administrative Agent and the Lenders and such schedules and other documents required by the amended and restated Articles I through XI attached as Exhibit 1 to this Amendment.

                     (f) Insurance Certificates. The Loan Parties shall have delivered to the Administrative Agent (i) an original certificate of insurance signed by the Loan Parties' independent insurance broker describing and certifying as to the existence of the insurance on the Collateral in accordance with the requirements of the Credit Agreement and the other Loan Documents, all in scope, form and substance acceptable to the Administrative Agent, including, without limitation, an endorsement specifying the Administrative Agent and the Lenders as an additional insured, and lender loss payee as their interests may appear, and (ii) a summary schedule indicating all insurance then in force with respect to the Loan Parties.

                     (g) Fees and Expenses. The Borrower and the Co-Borrower shall pay or cause to be paid (i) to the Administrative Agent for the account of each Lender which has executed and delivered to the Administrative Agent this Amendment on or before 5:00 p.m. Pittsburgh time on October 4, 2001, a fee (the "Amendment Fee") payable to each such Lender, in an amount equal to such Lender's Commitment multiplied by .0050, and (ii) all other costs and expenses accrued through the date hereof and the costs and expenses of the Administrative Agent including, without limitation, reasonable fees of the Administrative Agent's counsel in connection with this Amendment.

                     (h) Consents. All consents required to effectuate the transactions contemplated hereby shall have been obtained and copies thereof shall have been delivered to the Administrative Agent for the benefit of the Lenders.

                     (i) No Material Adverse Change. On the date hereof there shall have been no Material Adverse Change and since June 30, 2001, no Material Adverse Change shall have occurred with respect to the operations or financial condition of the Loan Parties.

                     (j) Litigation. Except as disclosed in the schedules to the Credit Agreement, on the date hereof no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, the Credit Agreement, or any Loan Documents or the consummation of the transactions contemplated hereby or which, in the Administrative Agent's reasonable discretion, could result in a Material Adverse Change.

                     (k) Confirmation of Guaranty. Each of the Guarantors, by its execution below of this Amendment, hereby confirms its continuing obligations under the Guaranty Agreement and the other Loan Documents to which it is a party or to which it joined pursuant to a Guarantor Joinder, and each of the Guarantors hereby confirms its continuing obligations under the Guaranty by execution and delivery of this Amendment. Each of the Guarantors represents and warrants that it is a party to the Guaranty Agreement, either by execution of the Guaranty Agreement or by joinder to the Guaranty Agreement in accordance with the provisions of Section 11.18 of the Credit Agreement.

                     (l) Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Administrative Agent, the Administrative Agent shall have received from the Loan Parties and the Required Lenders an executed original of this Amendment and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent.

                  4. Release; No Discharge.
                     ---------------------

                  As additional consideration for the Administrative Agent and the Lenders entering into this Amendment, the Borrower, the Co-Borrower and the Guarantors each hereby fully and unconditionally releases and forever discharges the Administrative Agent and the Lenders, their agents, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalves (the "Released Parties") of and from any and all claims, liabilities, demands, obligations, damages, losses, actions and causes of action whatsoever which the Borrower, the Co-Borrower and the Guarantors may now have or claim to have on account of or in any way affecting, concerning or arising out of or founded upon this Amendment, the Credit Agreement, the Forbearance Agreement dated December 18, 2000, as amended, among the parties hereto (the "Forbearance Agreement"), or any or all of the Loan Documents against the Administrative Agent, any Lender or any other Released Parties as of the date hereof, whether presently known or unknown and of any nature and extent whatsoever, including, without limitation, all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings, discussions or negotiations between or among the parties up to and including the date hereof, including but not limited to, the administration or enforcement of the Credit Agreement, the Forbearance Agreement, the Loans, the Notes, the Obligations, or any of the Loan Documents.

                  5. Force and Effect.
                     ----------------

                  Except as otherwise expressly modified by this Amendment and the Loan Documents executed and delivered in connection herewith, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.

                  6.  Governing  Law.
                      -------------

                  This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

                  7. Effective Date; Certification of the Borrower.
                     ---------------------------------------------

                  This Amendment shall be dated as of and shall be binding, effective and enforceable upon the date of (i) satisfaction of all conditions set forth in Section 3 hereof and (ii) receipt by the Administrative Agent of duly executed original counterparts of this Amendment from the Loan Parties and the Required Lenders, and from and after such date this Amendment shall be binding upon the Borrower, the Co-Borrower, each Guarantor, each Lender and the Administrative Agent, and their respective successors and assigns permitted by the Credit Agreement.

                  8.  No Novation.
                      -----------

                  This Amendment amends and restates the Credit Agreement, but is not intended to constitute, and does not constitute, a novation or satisfaction of the Obligations of the Borrower, the Co-Borrower and the Guarantors under the Credit Agreement.



                              [INTENTIONALLY BLANK]

         [SIGNATURE PAGE 1 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]


                  IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment No. 6 to Credit Agreement to be executed and delivered as of the day and year first above written.

                                       RENT-WAY, INC., "Borrower"


                                       By:
                                       ----------------------------------------
                                       Name: William A. McDonnell
                                       Title: Vice President
[Seal]

                                       RENT-WAY OF TTIG, L.P., "Co-Borrower"
                                       By: Rent-Way Developments, Inc.,
                                           its General Partner


                                       By:
                                       ----------------------------------------
                                       Name: William A. McDonnell
                                       Title: Vice President
[Seal]

                                       ACTION RENT-TO-OWN HOLDINGS OF
                                       SOUTH CAROLINA, INC., "Guarantor"


                                       By:
                                       ----------------------------------------
                                       Name: William A. McDonnell
                                       Title: Vice President
[Seal]

         [SIGNATURE PAGE 2 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]


                                       RENT-WAY OF TOMORROW, INC.
                                       "Guarantor"


                                       By:
                                       ----------------------------------------
                                       Name: William A. McDonnell
                                       Title : Vice President
[Seal]

                                       RENT-WAY OF MICHIGAN, INC.
                                       "Guarantor"


                                       By:
                                       ----------------------------------------
                                       Name: William A. McDonnell
                                       Title: Vice President
[Seal]

                                       RENT-WAY DEVELOPMENTS, INC.
                                       "Guarantor"


                                       By:
                                       ----------------------------------------
                                       Name: William A. McDonnell
                                       Title: Vice President
[Seal]

         [SIGNATURE PAGE 3 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]




                                       NATIONAL CITY BANK OF PENNSYLVANIA,
                                       as Administrative Agent and as a Lender



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

         [SIGNATURE PAGE 4 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]




                                       HARRIS TRUST AND SAVINGS BANK,
                                       as a Syndication Agent and as a Lender



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------




                                       BANK OF MONTREAL



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

         [SIGNATURE PAGE 5 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                        BANK OF AMERICA,  N.A.,
                                        as Documentation Agent and as a Lender



                                        By:
                                        ----------------------------------------
                                        Title:
                                        ---------------------------------------

         [SIGNATURE PAGE 6 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                        LASALLE BANK NATIONAL ASSOCIATION



                                        By:
                                        ----------------------------------------
                                        Title:
                                        ----------------------------------------

         [SIGNATURE PAGE 7 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]




                                        SUNTRUST BANK



                                        By:
                                        ----------------------------------------
                                        Title:
                                        ----------------------------------------

         [SIGNATURE PAGE 8 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]




                                        MANUFACTURERS AND TRADERS TRUST COMPANY



                                        By:
                                        ----------------------------------------
                                        Title:
                                        ----------------------------------------

         [SIGNATURE PAGE 9 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                        FIRSTAR BANK, NATIONAL ASSOCIATION



                                        By:
                                        ----------------------------------------
                                        Title:
                                        ----------------------------------------

        [SIGNATURE PAGE 10 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]





                                        PNC BANK, NATIONAL ASSOCIATION



                                        By:
                                        ----------------------------------------
                                        Title:
                                        ----------------------------------------

        [SIGNATURE PAGE 11 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                        FLEET NATIONAL BANK,
                                        successor by merger to Fleet Bank, N.A.



                                        By:
                                        ----------------------------------------
                                        Title:
                                        ----------------------------------------

        [SIGNATURE PAGE 12 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                        FIRST DOMINION FUNDING II



                                        By:
                                        ----------------------------------------
                                        Title:
                                        ----------------------------------------

        [SIGNATURE PAGE 13 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                       FRANKLIN FLOATING RATE TRUST



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 14 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                       HELLER FINANCIAL



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 15 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]


                                       ARCHIMEDES FUNDING II, LTD.
                                       By:  ING Capital Advisors, LLC
                                            as Collateral Manager

                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 16 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]


                                       ARCHIMEDES FUNDING III, LTD.
                                       By:  ING Capital Advisors, LLC
                                            as Collateral Manager

                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 17 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]


                                       SEQUILS-ING I (HBDGM), LTD.
                                       By:  ING Capital Advisors, LLC
                                            as Collateral Manager and Authorized
                                            Signatory

                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 18 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                       AVALON  CAPITAL LTD.
                                       By:  INVESCO Senior Secured
                                            Management, Inc. as
                                            Portfolio Advisor



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 19 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                     MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------




                                       SUFFIELD CLO, LIMITED
                                       By:  David L. Babson & Company Inc.,
                                            as Collateral Manager



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 20 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                       SIMSBURY CLO, LIMITED
                                       By:  Mass Mutual Life Insurance Company
                                            as Collateral Manager



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 21 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                       MAPLEWOOD (CAYMAN) LTD.
                                       By:  Mass Mutual Life Insurance Company
                                            as Collateral Manager



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 22 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                   MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 23 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                       MASTER SENIOR FLOATING RATE TRUST



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 24 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                       PPM SPYGLASS FUNDING TRUST



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 25 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                       OLYMPIC FUNDING TRUST SERIES 1999-1



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 26 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                       KZH RIVERSIDE LLC



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 27 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                       KEMPER FLOATING RATE FUND



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 28 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                       FIFTH THIRD BANK (NORTHEASTERN OHIO)



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 29 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                       BANK ONE, N.A.



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 30 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                       MUIRFIELD TRADING LLC



                                       By:
                                       ----------------------------------------
                                       Title:
                                       ----------------------------------------

        [SIGNATURE PAGE 31 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                       FIRST DOMINION FUNDING I



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 32 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                       KATONAH I, LTD.



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 33 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                       AMARA 2 FINANCE LTD
                                       By: INVESCO Senior Secured
                                           Management, Inc.
                                           as Portfolio Advisor



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 34 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                       AERIES FINANCE-II LTD.
                                       By:  INVESCO Senior Secured
                                            Management, Inc.
                                            as Sub-Managing Agent



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 35 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                     AVALON CAPITAL LTD. 2
                                     By: INVESCO Senior Secured Management, Inc.
                                         as Portfolio Advisor



                                     By:
                                     -------------------------------------------
                                     Title:
                                     -------------------------------------------

        [SIGNATURE PAGE 36 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                     CERES II FINANCE LTD.
                                     By: INVESCO Senior Secured Management, Inc.
                                         as Sub-Managing Agent (Financial)



                                     By:
                                     -------------------------------------------
                                     Title:
                                     -------------------------------------------

        [SIGNATURE PAGE 37 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                       KZH ING-1 LLC



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 38 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                       KZH ING-2 LLC



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 39 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                       KZH ING-3 LLC



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 40 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                       CENTURION CDO II, LTD.
                                       By: American Express Asset
                                           Management Group Inc.



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 41 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                       WILBRAHAM CBO LTD.
                                       By: David L. Babson & Company Inc.,
                                           as Investment Manager



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 42 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                       FRANKLIN FLOATING RATE MASTER SERIES



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------

        [SIGNATURE PAGE 43 OF 43 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT]



                                       KZH STERLING LLC



                                       By:
                                       -----------------------------------------
                                       Title:
                                       -----------------------------------------